UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2005

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation	43-1723446
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

1-2967	Union Electric Company	43-0559760
(Missouri Corporation)
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

On December 8, 2005, Union Electric Company (the “Company”), a subsidiary of Ameren Corporation, issued and sold $260,000,000 principal amount of its 5.40% Senior Secured Notes due 2016 (the “Notes”), pursuant to a Registration Statement on Form S-3 (Nos. 333-128517 and 333-128517-01), which was declared effective on October 20, 2005, and a Prospectus Supplement dated December 5, 2005 to a Prospectus dated October 20, 2005.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering.

This combined Form 8-K is being filed separately by Ameren Corporation and the Company (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

*1.1

Underwriting Agreement, dated December 5, 2005 between the Company and Barclays Capital Inc., BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

**4.1	Indenture dated as of August 15, 2002, between the Company and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

*4.4

Supplemental Indenture dated December 1, 2005 by and between the Company and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series JJ securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Company (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes issued by the Company (including consent).

*	Filed herewith.
**	Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

	By	/s/ Martin J. Lyons
	Name:	Martin J. Lyons
	Title:	Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

	By	/s/ Martin J. Lyons
	Name:	Martin J. Lyons
	Title:	Vice President and Controller
(Principal Accounting Officer)

Date: December 9, 2005

Exhibit Index

Exhibit No.	Description

*1.1

Underwriting Agreement, dated December 5, 2005 between the Company and Barclays Capital Inc., BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

**4.1	Indenture dated as of August 15, 2002, between the Company and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

*4.4

Supplemental Indenture dated December 1, 2005 by and between the Company and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series JJ securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Company (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes issued by the Company (including consent).

*                      Filed herewith.

**               Incorporated by reference herein as indicated.